EXHIBIT 10.19

SIGNIFICANT TERMS OF EMPLOYMENT AND CHANGE IN CONTROL AGREEMENTS

BY INDIVIDUAL OFFICER

(The form of agreements was filed as an exhibit to the Form 10-Q for the period ended September 30, 2000. The list filed as part of that exhibit has been updated to include the following Officer.)

	Minimum annual base salary	Incentive compensation percentage	Additional SERP points	Severance benefits maximum months	Change in control lump-sum salary benefit
John P. Hester	$175,000	75%	10 points	18 months	24 months